EXHIBIT 10.9.1

                AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


     This Amendment No. 1 to Registration Rights Agreement ("Amendment") is entered into as of May 8, 2006 by and among Tremisis Energy Acquisition Corporation, a Delaware corporation (the "Company"), and the undersigned parties listed under Investors on the signature page hereto (each, an "Investor" and collectively, the "Investors").

     WHEREAS, the Investors and the Company previously entered into a Registration Rights Agreement dated as of the 27th day of April, 2004 (the "Agreement") pursuant to which they were granted certain registration rights with respect to their shares of common stock of the Company (capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement);

     WHEREAS, on the date hereof, the Company is consummating its merger with RAM Energy Inc., a Delaware corporation ("RAM"), and in connection therewith is entering into a registration rights agreement ("RAM Agreement") with the former stockholders of RAM ("RAM Insiders") granting them certain registration rights with respect to the shares of common stock of the Company they will receive in the merger;

     WHEREAS, the Company has requested that the Investors modify certain of the registration rights previously granted to them in the Agreement in order to ensure that such rights do not conflict with the new registration rights granted to the RAM Insiders in the RAM Agreement.

     NOW, THEREORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Section 2.2.2(ii) of the Agreement is hereby amended to read as follows:

          "If the registration is a "demand" registration undertaken at the demand of persons other than the holders of Registrable Securities pursuant to written contractual arrangements with such persons, (A) first, the shares of Common Stock for the account of the demanding persons that can be sold without exceeding the Maximum Number of Shares; (B) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (A), the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares; and (C) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (A) and (B), the shares of Common Stock, if any, including the Registrable Securities, as to which registration has been requested pursuant to written contractual piggy-back registration rights of security holders (pro rata in accordance with the number of shares of Common Stock which each such person has actually requested to be included in such registration, regardless of the number of shares of Common Stock with respect to which such persons have the right to request such inclusion."

     2. In consideration of the Investors agreeing to the foregoing amendment, the Company agrees that the Investors shall be entitled to "piggy-back" their Registrable Securities on any registration statement filed by the Company (a) under Section 2.3 of the RAM Agreement and (b) in connection with a non-underwritten offering under Section 2.1 of the RAM Agreement, even if such registration statements are filed prior to the Release Date. These piggy-back rights are in addition to those set forth in Section 2.2.1 of the Agreement (which apply only after the Release Date), and shall otherwise be on the same terms as set forth in Section 2.2 of the Agreement. These additional piggy-back rights shall in no way modify the Investors' obligations under their escrow agreement with the Company and the Investors acknowledge that their escrowed shares shall remain in escrow under the terms of such escrow agreement even if their shares are registered prior to the Release Date.

     IN WITNESS WHEREOF, the parties have caused this Amendment to Registration Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first above written.


                                 TREMISIS ENERGY
                                 ACQUISITION CORPORATION,
                                 a Delaware corporation

                                 By:   /s/ Lawrence S. Cohen
                                 Name:    Lawrence S. Cohen
                                 Title:   Chairman of the Board


                                 INVESTORS:


                                 /s/ Lawrence S. Cohen
                                 Lawrence S. Cohen


                                 /s/ Isaac Kier
                                 Isaac Kier


                                 /s/ David A. Preiser
                                 David A. Preiser


                                 /s/ Jon Schotz
                                 Jon Schotz